Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Sep 30	June 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2016	2016	2016	2015	2015	2016	2015
ASSETS
Cash and due from banks	$86,497	$84,647	$83,479	$101,120	$93,803	2.2%	(7.8)%
Other interest-earning assets	428,966	408,086	408,060	292,516	579,920	5.1%	(26.0)%
Loans held for sale	27,836	34,330	19,719	16,886	26,937	(18.9)%	3.3%
Investment securities	2,508,068	2,529,724	2,516,205	2,484,773	2,436,337	(0.9)%	2.9%
Loans, net of unearned income	14,391,238	14,155,159	13,870,701	13,838,602	13,536,361	1.7%	6.3%
Allowance for loan losses	(162,526)	(162,546)	(163,841)	(169,054)	(167,136)	—%	(2.8)%
Net loans	14,228,712	13,992,613	13,706,860	13,669,548	13,369,225	1.7%	6.4%
Premises and equipment	228,009	228,861	228,057	225,535	225,705	(0.4)%	1.0%
Accrued interest receivable	43,600	43,316	44,379	42,767	42,846	0.7%	1.8%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,562	—%	—%
Other assets	617,818	626,902	583,939	550,017	531,724	(1.4)%	16.2%
Total Assets	$18,701,062	$18,480,035	$18,122,254	$17,914,718	$17,838,059	1.2%	4.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$14,952,479	$14,292,564	$14,404,280	$14,132,317	$14,084,394	4.6%	6.2%
Short-term borrowings	264,042	722,214	352,883	497,663	431,631	(63.4)%	(38.8)%
Other liabilities	389,819	392,708	326,128	293,302	316,697	(0.7)%	23.1%
FHLB advances and long-term debt	965,286	965,552	965,654	949,542	979,433	—%	(1.4)%
Total Liabilities	16,571,626	16,373,038	16,048,945	15,872,824	15,812,155	1.2%	4.8%
Shareholders' equity	2,129,436	2,106,997	2,073,309	2,041,894	2,025,904	1.1%	5.1%
Total Liabilities and Shareholders' Equity	$18,701,062	$18,480,035	$18,122,254	$17,914,718	$17,838,059	1.2%	4.8%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,818,915	$5,635,347	$5,558,108	$5,462,330	$5,339,928	3.3%	9.0%
Commercial - industrial, financial and agricultural	4,024,119	4,099,177	4,035,333	4,088,962	3,929,908	(1.8)%	2.4%
Real estate - home equity	1,640,421	1,647,319	1,659,481	1,684,439	1,693,649	(0.4)%	(3.1)%
Real estate - residential mortgage	1,542,696	1,447,292	1,377,459	1,376,160	1,382,085	6.6%	11.6%
Real estate - construction	861,634	853,699	810,872	799,988	769,565	0.9%	12.0%
Consumer	283,673	278,071	263,221	268,588	271,696	2.0%	4.4%
Leasing and other	219,780	194,254	166,227	158,135	149,530	13.1%	47.0%
Total Loans, net of unearned income	$14,391,238	$14,155,159	$13,870,701	$13,838,602	$13,536,361	1.7%	6.3%
Deposits, by type:
Noninterest-bearing demand	$4,210,099	$4,125,375	$4,134,861	$3,948,114	$3,906,228	2.1%	7.8%
Interest-bearing demand	3,703,048	3,358,536	3,430,206	3,451,207	3,362,336	10.3%	10.1%
Savings deposits	4,235,015	3,986,008	3,972,199	3,868,046	3,880,103	6.2%	9.1%
Time deposits	2,804,317	2,822,645	2,867,014	2,864,950	2,935,727	(0.6)%	(4.5)%
Total Deposits	$14,952,479	$14,292,564	$14,404,280	$14,132,317	$14,084,394	4.6%	6.2%
Short-term borrowings, by type:
Customer repurchase agreements	$189,727	$168,521	$162,431	$111,496	$145,225	12.6%	30.6%
Customer short-term promissory notes	65,871	69,509	76,807	78,932	80,879	(5.2)%	(18.6)%
Short-term FHLB advances	—	35,000	81,000	110,000	200,000	(100.0)%	(100.0)%
Federal funds purchased	8,444	449,184	32,645	197,235	5,527	(98.1)%	52.8%
Total Short-term Borrowings	$264,042	$722,214	$352,883	$497,663	$431,631	(63.4)%	(38.8)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30	Sep 30
	2016	2016	2016	2015	2015	2016	2015	2016	2015	% Change
Interest Income:
Interest income	$151,468	$149,309	$149,311	$147,560	$146,228	1.4%	3.6%	$450,088	$436,229	3.2%
Interest expense	20,903	20,393	20,257	19,761	20,534	2.5%	1.8%	61,553	64,034	(3.9)%
Net Interest Income	130,565	128,916	129,054	127,799	125,694	1.3%	3.9%	388,535	372,195	4.4%
Provision for credit losses	4,141	2,511	1,530	2,750	1,000	64.9%	N/M	8,182	(500)	N/M
Net Interest Income after Provision	126,424	126,405	127,524	125,049	124,694	—%	1.4%	380,353	372,695	2.1%
Non-Interest Income:
Other service charges and fees	14,407	12,983	10,750	12,676	10,965	11.0%	31.4%	38,140	31,316	21.8%
Service charges on deposit accounts	13,078	12,896	12,558	12,909	12,982	1.4%	0.7%	38,532	37,188	3.6%
Investment management and trust services	11,425	11,247	10,988	10,919	11,237	1.6%	1.7%	33,660	33,137	1.6%
Mortgage banking income	4,529	3,897	4,030	4,317	3,864	16.2%	17.2%	12,456	13,891	(10.3)%
Other	4,708	5,038	3,864	4,242	3,996	(6.6)%	17.8%	13,610	12,178	11.8%
Non-Interest Income before Investment Securities Gains	48,147	46,061	42,190	45,063	43,044	4.5%	11.9%	136,398	127,710	6.8%
Investment securities gains	2	76	947	776	1,730	(97.4)%	(99.9)%	1,025	8,290	(87.6)%
Total Non-Interest Income	48,149	46,137	43,137	45,839	44,774	4.4%	7.5%	137,423	136,000	1.0%
Non-Interest Expense:
Salaries and employee benefits	70,696	70,029	69,372	65,467	65,308	1.0%	8.3%	210,097	195,365	7.5%
Net occupancy expense	11,782	11,811	12,220	11,566	10,710	(0.2)%	10.0%	35,813	36,211	(1.1)%
Other outside services	5,783	5,508	6,056	6,537	7,373	5.0%	(21.6)%	17,347	21,248	(18.4)%
Data processing	4,610	5,476	5,400	5,127	5,105	(15.8)%	(9.7)%	15,486	14,767	4.9%
Software	4,117	3,953	3,921	4,068	3,984	4.1%	3.3%	11,991	10,678	12.3%
Equipment expense	3,137	2,872	3,371	3,626	3,595	9.2%	(12.7)%	9,380	10,888	(13.9)%
Professional fees	2,535	3,353	2,333	2,814	2,828	(24.4)%	(10.4)%	8,221	8,430	(2.5)%
FDIC insurance expense	1,791	2,960	2,949	2,896	2,867	(39.5)%	(37.5)%	7,700	8,574	(10.2)%
Marketing	1,774	1,916	1,624	1,754	2,102	(7.4)%	(15.6)%	5,314	5,570	(4.6)%
Other real estate owned and repossession expense	742	365	638	1,123	1,016	103.3%	(27.0)%	1,745	2,507	(30.4)%
Operating risk loss	556	986	540	987	1,136	(43.6)%	(51.1)%	2,082	2,637	(21.0)%
Intangible amortization	—	—	—	6	5	—%	N/M	—	241	N/M
Loss on redemption of trust preferred securities	—	—	—	—	5,626	—%	N/M	—	5,626	N/M
Other	12,325	12,408	11,989	12,468	13,234	(0.7)%	(6.9)%	36,722	38,979	(5.8)%
Total Non-Interest Expense	119,848	121,637	120,413	118,439	124,889	(1.5)%	(4.0)%	361,898	361,721	—%
Income Before Income Taxes	54,725	50,905	50,248	52,449	44,579	7.5%	22.8%	155,878	146,974	6.1%
Income tax expense	13,257	11,155	11,991	13,914	10,328	18.8%	28.4%	36,403	36,007	1.1%
Net Income	$41,468	$39,750	$38,257	$38,535	$34,251	4.3%	21.1%	$119,475	$110,967	7.7%
PER SHARE:
Net income:
Basic	$0.24	$0.23	$0.22	$0.22	$0.20	4.3%	20.0%	$0.69	$0.63	9.5%
Diluted	0.24	0.23	0.22	0.22	0.20	4.3%	20.0%	0.69	0.63	9.5%

Cash dividends	$0.10	$0.10	$0.09	$0.11	$0.09	—%	11.1%	$0.29	$0.27	7.4%
Shareholders' equity	12.30	12.17	11.96	11.72	11.66	1.1%	5.5%	12.30	11.66	5.5%
Shareholders' equity (tangible)	9.23	9.10	8.89	8.67	8.60	1.4%	7.3%	9.23	8.60	7.3%

Weighted average shares (basic)	173,020	173,394	173,331	173,709	174,338	(0.2)%	(0.8)%	173,248	176,399	(1.8)%
Weighted average shares (diluted)	174,064	174,318	174,416	174,833	175,342	(0.1)%	(0.7)%	174,265	177,428	(1.8)%
Shares outstanding, end of period	173,144	173,139	173,393	174,176	173,771	—%	(0.4)%	173,144	173,771	(0.4)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.89%	0.88%	0.86%	0.86%	0.78%			0.87%	0.86%
Return on average shareholders' equity	7.78%	7.65%	7.47%	7.51%	6.72%			7.64%	7.33%
Return on average shareholders' equity (tangible)	10.38%	10.26%	10.07%	10.16%	9.11%			10.24%	9.96%
Net interest margin	3.14%	3.20%	3.23%	3.19%	3.18%			3.19%	3.22%
Efficiency ratio	65.16%	67.59%	68.33%	66.63%	68.82%			67.01%	69.30%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	September 30, 2016			June 30, 2016			September 30, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$14,212,250	$140,434	3.93%	$13,966,024	$138,317	3.98%	$13,369,874	$135,268	4.02%
Taxable investment securities	2,110,084	10,872	2.06%	2,127,780	11,159	2.10%	2,148,403	11,252	2.09%
Tax-exempt investment securities	344,231	3,923	4.56%	314,851	3,570	4.54%	230,178	2,929	5.09%
Equity securities	14,209	196	5.50%	14,220	185	5.23%	18,280	257	5.58%
Total Investment Securities	2,468,524	14,991	2.43%	2,456,851	14,914	2.43%	2,396,861	14,438	2.41%
Loans held for sale	22,593	210	3.72%	19,449	188	3.87%	20,704	194	3.74%
Other interest-earning assets	501,666	1,051	0.84%	357,211	864	0.96%	477,145	884	0.74%
Total Interest-earning Assets	17,205,033	156,686	3.63%	16,799,535	154,283	3.69%	16,264,584	150,784	3.68%
Noninterest-earning assets:
Cash and due from banks	101,927			100,860			104,622
Premises and equipment	227,906			227,517			226,446
Other assets	1,219,844			1,189,226			1,097,600
Less: allowance for loan losses	(163,074)			(164,573)			(168,770)
Total Assets	$18,591,636			$18,152,565			$17,524,482
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,602,448	$1,706	0.19%	$3,454,031	$1,527	0.18%	$3,316,532	$1,122	0.13%
Savings deposits	4,078,942	2,042	0.20%	3,989,988	1,886	0.19%	3,714,282	1,436	0.15%
Time deposits	2,814,258	7,562	1.07%	2,844,434	7,474	1.06%	2,963,774	7,659	1.03%
Total Interest-bearing Deposits	10,495,648	11,310	0.43%	10,288,453	10,887	0.43%	9,994,588	10,217	0.41%
Short-term borrowings	426,369	254	0.23%	403,669	217	0.21%	324,685	92	0.11%
FHLB advances and long-term debt	965,228	9,338	3.86%	965,526	9,289	3.86%	996,247	10,225	4.09%
Total Interest-bearing Liabilities	11,887,245	20,902	0.70%	11,657,648	20,393	0.70%	11,315,520	20,534	0.72%
Noninterest-bearing liabilities:
Demand deposits	4,227,639			4,077,642			3,904,176
Other	356,156			327,360			281,957
Total Liabilities	16,471,040			16,062,650			15,501,653
Shareholders' equity	2,120,596			2,089,915			2,022,829
Total Liabilities and Shareholders' Equity	$18,591,636			$18,152,565			$17,524,482
Net interest income/net interest margin (fully taxable equivalent)		135,784	3.14%		133,890	3.20%		130,250	3.18%
Tax equivalent adjustment		(5,219)			(4,974)			(4,556)
Net interest income		$130,565			$128,916			$125,694

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2016	2016	2016	2015	2015	2016	2015
Loans, by type:
Real estate - commercial mortgage	$5,670,888	$5,557,680	$5,487,421	$5,365,640	$5,242,021	2.0%	8.2%
Commercial - industrial, financial and agricultural	4,066,275	4,080,524	4,095,268	4,035,287	3,887,161	(0.3)%	4.6%
Real estate - home equity	1,640,913	1,656,140	1,674,032	1,694,455	1,692,860	(0.9)%	(3.1)%
Real estate - residential mortgage	1,503,209	1,399,851	1,381,409	1,377,116	1,381,141	7.4%	8.8%
Real estate - construction	837,920	820,881	792,014	765,555	753,584	2.1%	11.2%
Consumer	281,517	272,293	263,295	267,726	270,391	3.4%	4.1%
Leasing and other	211,528	178,655	159,981	153,487	142,716	18.4%	48.2%
Total Loans, net of unearned income	$14,212,250	$13,966,024	$13,853,420	$13,659,266	$13,369,874	1.8%	6.3%
Deposits, by type:
Noninterest-bearing demand	$4,227,639	$4,077,642	$3,967,887	$3,999,118	$3,904,176	3.7%	8.3%
Interest-bearing demand	3,602,448	3,454,031	3,438,355	3,411,904	3,316,532	4.3%	8.6%
Savings deposits	4,078,942	3,989,988	3,932,824	3,903,741	3,714,282	2.2%	9.8%
Time deposits	2,814,258	2,844,434	2,867,651	2,903,715	2,963,774	(1.1)%	(5.0)%
Total Deposits	$14,723,287	$14,366,095	$14,206,717	$14,218,478	$13,898,764	2.5%	5.9%
Short-term borrowings, by type:
Customer repurchase agreements	$187,588	$180,595	$171,408	$142,004	$149,415	3.9%	25.5%
Customer short-term promissory notes	70,072	77,535	74,013	80,568	79,308	(9.6)%	(11.6)%
Federal funds purchased	148,546	138,012	183,970	44,468	85,092	7.6%	74.6%
Short-term FHLB advances and other borrowings	20,163	7,527	16,011	14,457	10,870	167.9%	85.5%
Total Short-term Borrowings	$426,369	$403,669	$445,402	$281,497	$324,685	5.6%	31.3%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months Ended September 30
	2016			2015
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$14,011,301	$416,646	3.97%	$13,220,339	$401,662	4.06%
Taxable investment securities	2,139,378	34,034	2.12%	2,068,025	33,478	2.16%
Tax-exempt investment securities	306,298	10,631	4.63%	225,209	9,035	5.35%
Equity securities	14,272	599	5.60%	25,985	1,086	5.59%
Total Investment Securities	2,459,948	45,264	2.45%	2,319,219	43,599	2.51%
Loans held for sale	18,114	529	3.90%	21,360	632	3.94%
Other interest-earning assets	406,163	2,813	0.92%	463,545	3,922	1.13%
Total Interest-earning Assets	16,895,526	465,252	3.68%	16,024,463	449,815	3.75%
Noninterest-earning assets:
Cash and due from banks	100,417			104,870
Premises and equipment	227,237			226,469
Other assets	1,182,260			1,101,856
Less: allowance for loan losses	(164,999)			(176,205)
Total Assets	$18,240,441			$17,281,453
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,498,659	$4,727	0.18%	$3,202,380	$3,092	0.13%
Savings deposits	4,000,871	5,732	0.19%	3,600,695	3,802	0.14%
Time deposits	2,842,011	22,465	1.06%	3,017,271	23,199	1.03%
Total Interest-bearing Deposits	10,341,541	32,924	0.43%	9,820,346	30,093	0.41%
Short-term borrowings	425,151	739	0.23%	338,019	272	0.11%
FHLB advances and long-term debt	962,997	27,889	3.86%	1,048,634	33,669	4.29%
Total Interest-bearing Liabilities	11,729,689	61,552	0.70%	11,206,999	64,034	0.76%
Noninterest-bearing liabilities:
Demand deposits	4,091,555			3,767,919
Other	329,315			282,983
Total Liabilities	16,150,559			15,257,901
Shareholders' equity	2,089,882			2,023,552
Total Liabilities and Shareholders' Equity	$18,240,441			$17,281,453
Net interest income/net interest margin (fully taxable equivalent)		403,700	3.19%		385,781	3.22%
Tax equivalent adjustment		(15,165)			(13,586)
Net interest income		$388,535			$372,195
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Nine Months Ended
	September 30
	2016	2015	% Change
Loans, by type:
Real estate - commercial mortgage	$5,572,356	$5,205,755	7.0%
Commercial - industrial, financial and agricultural	4,080,638	3,831,678	6.5%
Real estate - home equity	1,656,969	1,703,006	(2.7)%
Real estate - residential mortgage	1,428,430	1,369,367	4.3%
Real estate - construction	817,014	713,893	14.4%
Consumer	272,402	265,002	2.8%
Leasing and other	183,492	131,638	39.4%
Total Loans, net of unearned income	$14,011,301	$13,220,339	6.0%
Deposits, by type:
Noninterest-bearing demand	$4,091,555	$3,767,919	8.6%
Interest-bearing demand	3,498,659	3,202,380	9.3%
Savings deposits	4,000,871	3,600,695	11.1%
Time deposits	2,842,011	3,017,271	(5.8)%
Total Deposits	$14,433,096	$13,588,265	6.2%
Short-term borrowings, by type:
Customer repurchase agreements	$179,892	$167,526	7.4%
Customer short-term promissory notes	73,859	81,854	(9.8)%
Federal funds purchased	156,812	72,961	114.9%
Short-term FHLB advances and other borrowings	14,588	15,678	(7.0)%
Total Short-term Borrowings	$425,151	$338,019	25.8%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2016	2016	2016	2015	2015	2016	2015
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$165,108	$166,065	$171,412	$169,395	$169,453	$171,412	$185,931
Loans charged off:
Commercial - industrial, financial and agricultural	(3,144)	(4,625)	(6,188)	(970)	(1,640)	(13,957)	(14,669)
Consumer and home equity	(1,394)	(1,614)	(2,548)	(1,466)	(1,590)	(5,556)	(4,365)
Real estate - commercial mortgage	(1,350)	(1,474)	(582)	(1,207)	(660)	(3,406)	(3,011)
Real estate - residential mortgage	(802)	(340)	(1,068)	(513)	(1,035)	(2,210)	(3,099)
Real estate - construction	(150)	(742)	(326)	—	(114)	(1,218)	(201)
Leasing and other	(832)	(1,951)	(443)	(1,304)	(522)	(3,226)	(1,352)
Total loans charged off	(7,672)	(10,746)	(11,155)	(5,460)	(5,561)	(29,573)	(26,697)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,539	2,931	2,319	1,409	1,598	6,789	3,855
Consumer and home equity	463	889	534	825	618	1,886	1,667
Real estate - commercial mortgage	296	1,367	825	1,072	842	2,488	1,729
Real estate - residential mortgage	228	420	136	775	201	784	547
Real estate - construction	898	1,563	383	548	898	2,844	2,276
Leasing and other	168	108	81	98	346	357	587
Recoveries of loans previously charged off	3,592	7,278	4,278	4,727	4,503	15,148	10,661
Net loans charged off	(4,080)	(3,468)	(6,877)	(733)	(1,058)	(14,425)	(16,036)
Provision for credit losses	4,141	2,511	1,530	2,750	1,000	8,182	(500)
Balance at end of period	$165,169	$165,108	$166,065	$171,412	$169,395	$165,169	$169,395
Net charge-offs to average loans (annualized)	0.11%	0.10%	0.20%	0.02%	0.03%	0.14%	0.16%
NON-PERFORMING ASSETS:
Non-accrual loans	$124,017	$111,742	$122,170	$129,523	$132,154
Loans 90 days past due and accruing	14,095	15,992	15,013	15,291	12,867
Total non-performing loans	138,112	127,734	137,183	144,814	145,021
Other real estate owned	11,981	11,918	10,946	11,099	10,561
Total non-performing assets	$150,093	$139,652	$148,129	$155,913	$155,582
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$47,330	$38,902	$39,140	$44,071	$38,032
Real estate - commercial mortgage	39,631	35,704	43,132	41,170	49,021
Real estate - residential mortgage	23,451	25,030	25,182	28,484	27,707
Consumer and home equity	16,426	16,061	16,210	17,123	15,186
Real estate - construction	11,223	11,879	12,005	12,460	14,989
Leasing	51	158	1,514	1,506	86
Total non-performing loans	$138,112	$127,734	$137,183	$144,814	$145,021

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$26,854	$27,324	$27,565	$28,511	$29,330
Real-estate - commercial mortgage	16,085	17,808	17,427	17,563	17,282
Consumer and home equity	7,707	7,191	6,562	4,589	3,983
Commercial - industrial, financial and agricultural	7,488	5,756	5,650	5,953	7,399
Real estate - construction	843	3,086	3,092	3,942	4,363
Total accruing TDRs	$58,977	$61,165	$60,296	$60,558	$62,357
Non-accrual TDRs (1)	27,904	24,887	27,277	31,035	27,618
Total TDRs	$86,881	$86,052	$87,573	$91,593	$89,975
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2016	2016	2016	2015	2015

Real estate - commercial mortgage	0.87%	0.81%	0.93%	0.91%	1.08%
Commercial - industrial, financial and agricultural	1.48%	1.25%	1.46%	1.27%	1.32%
Real estate - construction	1.61%	1.93%	2.00%	1.87%	2.25%
Real estate - residential mortgage	2.67%	2.70%	3.10%	3.40%	3.27%
Consumer, home equity, leasing and other	1.53%	1.47%	1.48%	1.58%	1.41%
Total	1.38%	1.30%	1.44%	1.41%	1.49%

ASSET QUALITY RATIOS:
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2016	2016	2016	2015	2015
Non-accrual loans to total loans	0.86%	0.79%	0.88%	0.94%	0.98%
Non-performing loans to total loans	0.96%	0.90%	0.99%	1.05%	1.07%
Non-performing assets to total loans and OREO	1.04%	0.99%	1.07%	1.13%	1.15%
Non-performing assets to total assets	0.80%	0.76%	0.82%	0.87%	0.87%
Allowance for credit losses to loans outstanding	1.15%	1.17%	1.20%	1.24%	1.25%
Allowance for credit losses to non-performing loans	119.59%	129.26%	121.05%	118.37%	116.81%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.51%	8.02%	8.67%	9.27%	9.35%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2016	2016	2016	2015	2015	2016	2015
Shareholders' equity (tangible), per share
Shareholders' equity	$2,129,436	$2,106,997	$2,073,309	$2,041,894	$2,025,904
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,562)
Tangible shareholders' equity (numerator)	$1,597,880	$1,575,441	$1,541,753	$1,510,338	$1,494,342

Shares outstanding, end of period (denominator)	173,144	173,139	173,393	174,176	173,771

Shareholders' equity (tangible), per share	$9.23	$9.10	$8.89	$8.67	$8.60

Return on average common shareholders' equity (tangible)
Net income	$41,468	$39,750	$38,257	$38,535	$34,251	$119,475	$110,967
Plus: Intangible amortization, net of tax	—	—	—	4	3	—	153
Numerator	$41,468	$39,750	$38,257	$38,539	$34,254	$119,475	$111,120

Average shareholders' equity	$2,120,596	$2,089,915	$2,058,799	$2,036,769	$2,022,829	$2,089,882	$2,023,552
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,559)	(531,564)	(531,556)	(531,638)
Average tangible shareholders' equity (denominator)	$1,589,040	$1,558,359	$1,527,243	$1,505,210	$1,491,265	$1,558,326	$1,491,914

Return on average common shareholders' equity (tangible), annualized	10.38%	10.26%	10.07%	10.16%	9.11%	10.24%	9.96%

Efficiency ratio
Non-interest expense	$119,848	$121,637	$120,413	$118,439	$124,889	$361,898	$361,721
Less: Intangible amortization	—	—	—	(6)	(5)	—	(241)
Less: Loss on redemption of trust preferred securities	—	—	—	—	(5,626)	—	(5,626)
Numerator	$119,848	$121,637	$120,413	$118,433	$119,258	$361,898	$355,854

Net interest income (fully taxable equivalent)	$135,784	$133,890	$134,026	$132,683	$130,250	$403,700	$385,781
Plus: Total Non-interest income	48,149	46,137	43,137	45,839	44,774	137,423	136,000
Less: Investment securities gains	(2)	(76)	(947)	(776)	(1,730)	(1,025)	(8,290)
Denominator	$183,931	$179,951	$176,216	$177,746	$173,294	$540,098	$513,491

Efficiency ratio	65.16%	67.59%	68.33%	66.63%	68.82%	67.01%	69.30%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$150,093	$139,652	$148,129	$155,913	$155,582

Tangible shareholders' equity	$1,597,880	$1,575,441	1,541,753	1,510,338	$1,494,342
Plus: Allowance for credit losses	165,169	165,108	166,065	171,412	169,395
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,763,049	$1,740,549	$1,707,818	$1,681,750	$1,663,737

Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.51%	8.02%	8.67%	9.27%	9.35%

Pre-provision net revenue
Net interest income	$130,565	$128,916	$129,054	$127,799	$125,694
Non-interest income	48,149	46,137	43,137	45,839	44,774
Less: Investment securities gains	(2)	(76)	(947)	(776)	(1,730)
Total revenue	$178,712	$174,977	$171,244	$172,862	$168,738

Non-interest expense	$119,848	$121,637	$120,413	$118,439	$124,889
Less: Loss on redemption of TruPS	—	—	—	—	(5,626)
Total non-interest expense, as adjusted	$119,848	$121,637	$120,413	$118,439	$119,263

Pre-provision net revenue	$58,864	$53,340	$50,831	$54,423	$49,475